UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2012
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
This Current Report on Form 8-K is being filed by Healthcare Trust of America, Inc. (the “Company”) to present the financial statements for the acquired real properties described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.
On January 13, 2012, the Company acquired a medical office building consisting of approximately 203,000 square feet located in Novi, Michigan (the “St. John Providence MOB”) for approximately $51.3 million plus closing costs.
On March 1, 2012, the Company acquired a healthcare integrated building consisting of approximately 558,000 square feet located in Pittsburgh, Pennsylvania (the “Penn Avenue Place”) for approximately $54.0 million plus closing costs.
On August 14, 2012, the Company acquired a medical office building consisting of approximately 139,000 square feet located in Oak Park, Illinois (the “Rush MOB”) for approximately $54.0 million plus closing costs. The Company became the primary beneficiary and consolidated the Rush MOB in June 2012.
After reasonable inquiry, the Company is not aware of any material factors relating to the below properties that would cause the reported financial information not to be necessarily indicative of future operating results.
Item 9.01 Financial Statements and Exhibits.

(a) Summary financial information of properties acquired.		Page
St. John Providence MOB

I	Report of Independent Registered Public Accounting Firm	2

II	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2011	3

III	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2011	4

Penn Avenue Place

I	Report of Independent Registered Public Accounting Firm	6

II	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2011	7

III	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2011	8

Rush MOB

I	Report of Independent Registered Public Accounting Firm	10

II	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2011 and Three Months Ended March 31, 2012 (Unaudited)	11

III	Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2011 and Three Months Ended March 31, 2012 (Unaudited)	12

(b) Pro forma financial information.
Healthcare Trust of America, Inc.

I	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011	14

II	Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011	17
(d) Exhibits.
23.1 Consent of Deloitte & Touche LLP, dated December 21, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Healthcare Trust of America, Inc.
Scottsdale, Arizona

We have audited the accompanying statement of revenue and certain expenses of St. John Providence MOB, Novi, Michigan (the “Historical Summary”), for the year ended December 31, 2011. The Historical Summary is the responsibility of Healthcare Trust of America, Inc. and subsidiaries management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. St. John Providence MOB is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of St. John Providence MOB's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of St. John Providence MOB's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of St. John Providence MOB for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
December 21, 2012

ST. JOHN PROVIDENCE MOB
STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2011
(In thousands)

Year Ended
December 31, 2011
Revenues
Rental revenue	$4,889
Tenant reimbursements and other income	1,732
Total revenues	6,621

Certain expenses
Property operating and maintenance	1,246
Property taxes	524
Ground lease	450
Total certain expenses	2,220

Revenues in excess of certain expenses	$4,401
See accompanying notes to statement of revenues and certain expenses.

ST. JOHN PROVIDENCE MOB
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2011
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statement of revenues and certain expenses includes operations of the St. John Providence MOB (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Property was acquired on January 13, 2012 for approximately $51.3 million. There were no assumed mortgage loans for this acquisition.
Basis of Presentation
The statement of revenues and certain expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, amortization, interest, and general and administrative expenses such as legal fees, accounting fees, bank charges and other professional services which are not expected to be comparable to future periods.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred.
Property Operating Expenses
Property operating expenses represent direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
The Property had one tenant that accounted for more than 10% of total revenues for the year ended December 31, 2011. For the year ended December 31, 2011, the one tenant represented approximately 31% of total revenues.

ST. JOHN PROVIDENCE MOB
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES - CONTINUED
For the Year Ended December 31, 2011
2. Operating Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2011, are as follows (in thousands):

Year	Amount
2012	$4,658
2013	4,794
2014	4,934
2015	5,082
2016	5,234
2017 and thereafter	15,735
Total	$40,437
The above future minimum lease payments do not include payments for tenant reimbursements of certain expenses.
3. Ground Lease
The aggregate annual future minimum lease obligations under an existing ground lease as of December 31, 2011, are as follows (in thousands):

Year	Amount
2012	$278
2013	278
2014	278
2015	278
2016	281
2017 and thereafter	24,327
Total	$25,720
4. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Company currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
5. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through December 21, 2012, the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Healthcare Trust of America, Inc.
Scottsdale, Arizona

We have audited the accompanying statement of revenue and certain expenses of Penn Avenue Place, Pittsburgh Pennsylvania (the “Historical Summary”), for the year ended December 31, 2011. The Historical Summary is the responsibility of Healthcare Trust of America, Inc. and subsidiaries management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. Penn Avenue Place is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Penn Avenue Place's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of Penn Avenue Place's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of Penn Avenue Place for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
December 21, 2012

PENN AVENUE PLACE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2011
(In thousands)

Year Ended
December 31, 2011
Revenues
Rental revenue	$6,111
Tenant reimbursements and other income	1,988
Total revenues	8,099

Certain expenses
Property operating and maintenance	2,217
Property taxes	1,066
Total certain expenses	3,283

Revenues in excess of certain expenses	$4,816

See accompanying notes to statement of revenues and certain expenses.

PENN AVENUE PLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2011
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statement of revenues and certain expenses includes operations of the Penn Avenue Place (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Property was acquired on March 1, 2012 for approximately $54.0 million. There were no assumed mortgage loans for this acquisition.
Basis of Presentation
The statement of revenues and certain expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, amortization, interest and general and administrative expenses such as accounting fees and other professional services which are not expected to be comparable to the future periods.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred.
Property Operating Expenses
Property operating expenses represent direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
The Property had one tenant that accounted for more than 10% of total revenues for the year ended December 31, 2011. For the year ended December 31, 2011, the one tenant represented approximately 97% of total revenues.

PENN AVENUE PLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES - CONTINUED
For the Year Ended December 31, 2011
2. Operating Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2011, are as follows (in thousands):

Year	Amount
2012	$6,704
2013	6,534
2014	6,534
2015	6,534
2016	6,534
2017 and thereafter	32,669
Total	$65,509
The above future minimum lease payments do not include specified payments for tenant reimbursements of certain expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Company currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
4. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through December 21, 2012, the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Healthcare Trust of America, Inc.
Scottsdale, Arizona

We have audited the accompanying statement of revenue and certain expenses of Rush MOB, Oak Park, Illinois (the “Historical Summary”), for the year ended December 31, 2011. The Historical Summary is the responsibility of Healthcare Trust of America, Inc. and subsidiaries management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. Rush MOB is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Rush MOB's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of Rush MOB's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of Rush MOB for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
December 21, 2012

RUSH MOB
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2011 and Three Months Ended March 31, 2012 (Unaudited)
(In thousands)

		Three Months Ended
	Year Ended	March 31, 2012
	December 31, 2011	(Unaudited)
Revenues
Rental revenue	$4,180	$1,045
Tenant reimbursements and other income	1,179	295
Total revenues	5,359	1,340

Certain expenses
Property taxes	1,179	295
Total certain expenses	1,179	295

Revenues in excess of certain expenses	$4,180	$1,045
See accompanying notes to statements of revenues and certain expenses.

RUSH MOB
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2011 and Three Months Ended March 31, 2012 (Unaudited)
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statements of revenues and certain expenses include operations of the Rush MOB (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Company became the primary beneficiary and consolidated the Property in June 2012 and closed the purchase transaction on August 14, 2012 for approximately $54.0 million. There were no assumed mortgage loans for this acquisition.
Basis of Presentation
The statements of revenues and certain expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of operating, selling, general and administrative expenses not indicative of future operations as the tenant is solely responsible for all such expenses at the Property.
The statement of revenues and certain expenses for the period from January 1, 2012 to March 31, 2012 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The statement of revenues and certain expenses for the period from January 1, 2012 to March 31, 2012 (unaudited) is not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2012.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes are recognized as income in the period that the expenses are incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
For the year ended December 31, 2011 and the three months ended March 31, 2012, the Property was 100% leased by one tenant.

RUSH MOB
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES - CONTINUED
For the Year Ended December 31, 2011 and Three Months Ended March 31, 2012 (Unaudited)
2. Operating Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2011, are as follows (in thousands):

Year	Amount
2012	$4,367
2013	4,487
2014	4,610
2015	4,737
2016	4,867
2017 and thereafter	15,418
Total	$38,486
The above future minimum lease payments do not include payments for tenant reimbursements of certain expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Company currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
4. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through December 21, 2012, the date the financial statements were issued.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA FINANCIAL INFORMATION
For the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011

The accompanying unaudited pro forma condensed consolidated statements of operations (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our September 30, 2012 Quarterly Report on Form 10-Q and December 31, 2011 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are presented as if we acquired the St. John Providence MOB, the Penn Avenue Place, and the Rush MOB (the “Properties”) on January 1, 2011. The Properties were acquired using unsecured debt financing of Healthcare Trust of America, Inc. and a note receivable secured by the Rush MOB.
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 is not presented, as the effect of the acquisitions of the Properties are fully reflected in our historical consolidated balance sheet as of September 30, 2012 as presented in our Quarterly Report on Form 10-Q filed with the SEC on November 9, 2012.
The accompanying unaudited pro forma condensed consolidated statements of operations are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

HEALTHCARE TRUST OF AMERICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(In thousands, except per share data)
(Unaudited)

	September 30, 2012	Pro Forma		September 30, 2012
	As Reported (A)	Adjustments (B)		Pro Forma
Revenues:
Rental income	$221,919	$4,573	(C)	$226,492
Interest income from mortgage notes receivable and other income	3,683	(1,914)	(D)	1,769
Total revenues	225,602	2,659		228,261
Expenses:
Rental	73,254	1,203	(E)	74,457
General and administrative	16,079	—		16,079
Acquisition-related	6,633	(2,124)	(F)	4,509
Depreciation and amortization	87,779	2,160	(G)	89,939
Listing	17,295	—		17,295
Non-traded REIT	4,197	—		4,197
Total expenses	205,237	1,239		206,476
Income before other income (expense)	20,365	1,420		21,785
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt premium/discount):
Interest related to debt	(31,031)	(504)	(H)	(31,535)
Interest related to derivative financial instruments and net change in fair value of derivative financial instruments	(10,066)	—		(10,066)
Debt extinguishment costs	(1,886)	—		(1,886)
Other income	67	—		67
Net (loss) income	$(22,551)	$916		$(21,635)
Less: net income attributable to noncontrolling interests	(37)	—		(37)
Net (loss) income attributable to controlling interest	$(22,588)	$916		$(21,672)
Net (loss) income per share attributable to controlling interest on distributed and undistributed earnings - basic and diluted	$(0.10)	$0.00		$(0.10)
Weighted average number of shares outstanding
Basic	225,501	—		225,501
Diluted	225,501	—		225,501
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated statement of operations.

HEALTHCARE TRUST OF AMERICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In thousands, except per share data)
(Unaudited)

	December 31, 2011	Pro Forma		December 31, 2011
	As Reported (I)	Adjustments (J)		Pro Forma
Revenues:
Rental income	$269,646	$20,317	(C)	$289,963
Interest income from mortgage notes receivable and other income	4,792	(2,076)	(D)	2,716
Total revenues	274,438	18,241		292,679
Expenses:
Rental	88,760	6,682	(E)	95,442
General and administrative	28,695	—		28,695
Acquisition-related	2,130	(46)	(F)	2,084
Depreciation and amortization	107,542	9,036	(G)	116,578
Total expenses	227,127	15,672		242,799
Income before other income (expense)	47,311	2,569		49,880
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt premium/discount):
Interest related to debt	(39,613)	(3,407)	(H)	(43,020)
Interest related to derivative financial instruments and net change in fair value of derivative financial instruments	(2,279)	—		(2,279)
Other income	174	—		174
Net income (loss)	$5,593	$(838)		$4,755
Less: net income attributable to noncontrolling interests	(52)	—		(52)
Net income attributable to controlling interest	$5,541	$(838)		$4,703
Net income per share attributable to controlling interest on distributed and undistributed earnings - basic and diluted	$0.02	$0.00		$0.02
Weighted average number of shares outstanding
Basic	223,900	—		223,900
Diluted	224,392	—		224,392
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated statement of operations.

HEALTHCARE TRUST OF AMERICA, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012 and for the Year Ended December 31, 2011

(A) Reflects the Company’s results of operations for the nine months ended September 30, 2012 as disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2012.
(B) Amounts represent the pro forma adjustments to fully reflect the operations of the Properties for the nine months ended September 30, 2012. There were no acquisitions in 2012 that were significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.
(C) Rental income includes straight line rental revenues and tenant reimbursement income for the Properties in accordance with the respective lease agreements, as well as the amortization of above and below market leases.
(D) Adjustments were made to interest income for the note receivable that was included in the consideration paid for the Rush MOB.
(E) Adjustments were made for other rental expenses, such as property taxes, utilities, insurance, ground maintenance, building maintenance, and property management fees based on historical operations.
(F) Adjustments were made to exclude the Properties acquisition costs during the nine months ended September 30, 2012 and year ended December 31, 2011.
(G) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 9 and 125 months. Amortization expense on the identified intangible assets, excluding above and below market leases, is recognized using the straight-line method over an estimated useful life between 9 and 125 months.
(H) The Properties were acquired using unsecured debt financing of Healthcare Trust of America, Inc. Adjustments to interest expense were determined in accordance with the respective loan agreements.
(I) Reflects the Company’s historical results of operations for the year ended December 31, 2011 as filed in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2012.
(J) Amounts represent pro forma adjustments to reflect the operations of the Properties for the year ended December 31, 2011. There were no acquisitions in 2012 that were significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
December 21, 2012	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer, President and Chairman